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                                                                   EXHIBIT 10.21

                     SECOND AMENDMENT OF EMPLOYMENT CONTRACT


THIS AGREEMENT is made this 5th day of December 2003

BETWEEN: CONSOLIDATED WATER CO. LTD., a Cayman Islands company having its registered office at Trafalgar Place, West Bay Road, P.O. Box 1114 GT, Grand Cayman, BWI ("the Company")

AND: GREGORY S. MCTAGGART of 422 Ocean Club, P.O. Box 30984 SMB, Grand Cayman, BWI ("the Vice President")

WHEREAS:

         A. The Company and the Vice President entered into an employment contract dated the 19th of August 1998, which was amended by amendment of the employment contract dated the 7th of April 2000 ("the Employment Contract")

         B. The parties are now desirous of amending the same, in accordance with the terms of this Agreement, in order to change the date on which the exercise price of options to purchase Ordinary Shares granted to the Vice President is established.

NOW IN CONSIDERATION of the mutual covenants contained herein the parties agreed that the Employment Contract shall be amended and/or rectified as follows:

                  1. Clause 4 (c) of the First Amendment of the Employment Contract shall be amended as follows;

                  Delete the words "average of the closing market price of the Company's Ordinary shares on each of the first seven trading days in the month of October of that financial year" and substitute "closing price of the Company's Ordinary shares on the 31st of December of the relevant financial year".

THE PARTIES HERETO have set their hands and seals the day and date first above written.



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SIGNED AND SEALED in the presence of: )     CONSOLIDATED WATER CO. LTD.
                                      )
                                      )
                                      )     /s/ Frederick McTaggart
                                      )     -------------------------------
/s/ Brent Santa                       )     Frederick McTaggart
-----------------------------------   )     -------------------------------
witness
Brent Santha

SIGNED AND SEALED in the presence of: )
                                      )
                                      )
                                      )
                                      )
/s/ Brent Santha                      )     /s/ Gregory McTaggart
-----------------------------------   )     -------------------------------
witness                                     Gregory S. McTaggart
Brent Santha